NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF (THE "UNDERLYING SHARES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, UNLESS EITHER THIS NOTE OR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER SAID ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT IS AVAILABLE. IF THIS NOTE OR THE UNDERLYING SHARES ARE TO BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENT, THE COMPANY MAY REQUIRE A WRITTEN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

                                                           NOTE NO. ___________

                       KIWI INTERNATIONAL AIR LINES, INC.
               10% Convertible Unsecured Note due October 15, 1996

$_______________________                               __________________, 1996

     KIWI INTERNATIONAL AIR LINES, INC., a New Jersey corporation (herein called the "Company"), for value received, hereby promised to pay to ______________________, or registered assigns, the principal sum of
_____________________________ Dollars _________ on October 15, 1996 ("Maturity
Date"), together with interest on the amount of said principal sum remaining from time to time unpaid at the rate of ten percent (10%) per annum from the date hereof until the principal hereof shall be paid in full, said interest to be payable monthly on the first day of each calendar month commencing July 1, l996. Such principal and interest shall be payable at the principal office of the Company in Newark, New Jersey and shall be sent to the Holder hereof at the registered address of such Holder as reflected in the registry books maintained by the Company.

     This Note is one or a duly authorized issue of Notes of the Company designated as its "10% Convertible Unsecured Notes due October 15, 1996" (herein called the "Notes"), limited in aggregate principal amount to $2,000,000 as described in the Confidential Private Placement Memorandum originally dated June 5, 1996.

     1. CONVERSION

     (a) Conversion at Holder's Option. Subject to and upon compliance with the provisions of this Note, at the option of the Holder hereof (hereinafter, a "Holder's Conversion"), this Note or any portion of the principal amount hereof may at any time on or before the payment of such Note in full be converted at the principal amount thereof, or of such portion thereof, into fully paid and non-assessable shares of Common Stock of the

Company at the converion price, determined as hereinafter provided, in effect at the time of conversion.

     (b) Conversion at Company's Option. Subject to and upon compliance with the provisions of this Note, at the option of the company (hereinafter, a "Company Conversion"), concurrently with or at any time after the receipt by the Company in cash of at least $10,000,000 of gross proceeds in the aggregate from offers and sales of preferred stock or other equity securities from one or more private institutional investors, all, but not less than all of the principal amount hereof may be converted into fully paid and non-assessable shares of Common Stock of the Company at the conversion price, determined as hereinafter provided, in effect at the time of conversion. If, at the time of conversion of its Note, the Holder is an employee of the Company, then the Common Stock to be issued to such Holder shall be Class A Common Stock. If, at the time of conversion of its Note, the Holder is not an employee of the Company, then the Common Stock to be issued to such Holder shall be Class C Common Stock.

     (c) Conversion Price. The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price"), whether a Holder's Conversion or a Company Conversion, shall be one dollars ($1.00) per share, subject to adjustment as set forth herein.

     (d) Procedure for Conversion.

     (i) Holder's Conversion. In order to exercise the Holder's Conversion privilege, the Holder hereof shall surrender this Note to the Company at the principal office of the Company, accompanied by written notice to the Company that such Holder elects to convert the same (or the portion thereof to be converted) in the form attached hereto. As promptly as practicable after the receipt of such notice and surrender of such this Note, the Company shall issue and deliver to such Holder a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Note (or spacified portion hereof) registered in the name of such Holder. Such conversion shall be deemed to have been effected forthwith when such notice shall have been received by the Company and the Note shall have been surrendered; and at such time the person in whose name such stock shall be issuable shall be deemed to have become the holder of record of the shares represented thereby, whether or not the stock transfer books of the Company shall then be closed. Thereupon, but only after the payment of any accrued interest on the portion of this Note which is converted the rights of the Holder of this Note as such Holder shall cease (but only to the extent of the portion thereof converted, if only a portion thereof is converted).

     (ii) Company Conversion. Upon, or at any time after, the certification in writing, by the President or Chief Financial Officer of the Company that the Company has received in cash at least $10,000,000 of gross proceeds, in the aggregate, from offers and sales of preferred stock or other equity securities from one or more private institutional investors, the Company may effect a Company Conversion on the date and at the time specified in any resolution of the Board of Directors (the "Company Conversion Date"). As promptly as practicable after the Company Conversion Date, the Company shall give written notice to the Holder hereof that the Company Conversion has occurred and specifying the Company Conversion Date, and issue and deliver to the Holder a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Note (or specified portion hereof) registered in the name of such Holder. The Company may withhold delivery of such certificate or certificates from the Holder pending surrender and delivery by the Holder to the Company of this Note. The Company Conversion shall be deemed to have been effected on and as of the Company conversion Date; and at such time the person in whose name such stock shall be issuable shall be deemed to have become the holder of record of the shares represented thereby, whether or not the stock transfer books of the Company shall then be closed. Thereupon, but only after the payment of any accrued interest on the portion of this Note which is converted, the rights of the Holder of this Note as such Holder shall cease (but only to the extent of the portion thereof converted, if only a portion thereof is converted).

     (e) No Fractional Shares; Accrued Interest. No fractional shares shall be issued upon conversion of this Note and any portion of the principal hereof which should otherwise be convertible into a fractional share shall be paid in cash. Interest accrued on this Note (or the portion of this Note which is converted) shall become due and payable on the date of conversion. No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Stock issued upon such conversion. In the case of a Holder's Conversion, if this Note is converted in part only, upon such conversion the Company shall execute and deliver to the Holder hereof, at the expense of the Company, a new Note, dated as of the last date to which interest on this Note shall have been paid, in principal amount equal to the unconverted portion of this Note.

     (f) Adjustment to Conversion Price.

     (i) Stock Splits. Reverse Splits and Stock Dividends. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, or shall declare a dividend upon stock of the Company payable in Common Stock, the conversion price in effect immediately prior to such subdivision or declaration shall be proportionately reduced; and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the conversion price in effect immediately prior to such combination shall be proportionately increased.

     (ii) Reorganization. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another entity, or the transfer or the sale of all or substantially all of its assets to another entity shall be effective, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of this Note shall thereafter have the right to receive upon the basis and upon the terms and conditions herein specified and in lieu of the shares of Common Stock of the Company immediately theretofore receivable upon the exercise of such conversion rights represented by this Note, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore receivable upon the exercise of the conversion rights represented by this Note, had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions (including without limitation provisions for adjustment of the conversion price and of the number of shares receivable upon the conversion of this Note) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger or the entity acquiring such assets shall assume by written instrument executed and mailed to the Holder of this Note the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive upon conversion.

     (iii) Notice of Adjustment. Upon any adjustment or other change relating to the conversion price or the securities upon conversion of this Note, then and in each such case the Company shall give written notice thereof, by certified or registered mail, postage prepaid to the Holder of this Note, which notice shall state the conversion price resulting from such adjustment and the increase or decrease in the number or other denomination of securities receivable at such price upon the conversion of such Note, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (g) Company to Reserve Common Stock for Issuance.

     The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued capital stock, for the purpose of effecting the conversion of this Note, the full number of shares of Common Stock then issuable upon the conversion of this Note and all other options, warrants and convertible notes and securities from time to time outstanding.

     (h) Common Stock to Be Validly Issued.

     The Company covenants that all shares of Common Stock which may be issued upon the conversion of this Note will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes (other than taxes payable in respect of the transfer of any such shares), liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the then effective conversion price per share of the Common Stock issuable upon conversion of this Note.

     (i) Converted Notes to be Cancelled.

     The Company covenants that to the extent that this Note is converted they shall be cancelled and may not be redelivered.

     2. EVENTS OF DEFAULT

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of any interest upon this Note when it becomes due and payable, and continuance of such default for a period or 30 days; or

          (b) default in the payment of the principal of any Note at maturity;
     or

          (c) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, composition of or in respect of the Company under an applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (d) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

     3. ACCELERATION OF MATURITY.

     If an Event of Default specified in described in paragraph 3(c) or 3(d) above occurs and is continuing, then in every such case the entire principal amount of this Note, and all accrued and unpaid interest hereon, shall automatically become immediately due and payable. If any other Event of Default occurs and is continuing, the Holder of this Note may declare the principal of, and accrued interest on, this Note to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, such principal and interest shall immediately due and payable.

     4. MISCELLANEOUS.

     No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rate herein prescribed or to convert this Note.

     The Company may deem and treat the person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and the company shall not be affected by any notice to the contrary.

     The Notes shall be governed by and construed in accordance with the law of the State of New Jersey.

     IN WITNESS WHEREOF, KIWI INTERNATIONAL AIR LINES, INC. has caused this Note to be signed in its name by its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries.

ATTEST:                                      KIWI INTERNATIONAL AIR LINES, INC.


                                         By:
- - - -------------------------------             -----------------------------------
James E. Player, Secretary                  John G. Murphy, President

                                CONVERSION NOTICE

     The undersigned Holder of this Note hereby irrevocably exercises the option to convert this Note into shares of Common Stock in accordance with the terms of this Note and directs that such shares be registered in the name of and delivered to the undersigned (or, if the undersigned is an employee of the Company, registered and delivered to the Trustees under the Voting Trust Agreement), and that a check in payment for any fractional share be delivered to the undersigned.

     The undersiqned (check one):

          [ ] is

          [ ] is not

an employee of the Company.

                                            ----------------------------------
Dated:____________________                  Signature

                                                         HOLDER

                                            Please print name and address of
                                            Holder:

                                            ----------------------------------
                                                            Name

                                            ----------------------------------
                                                           Address

                                            ----------------------------------


                                            ----------------------------------

                                            Social Security or other Taxpayer
                                            Identification Number, if any

                                                   [Individual Acknowledgement]

STATE OF ________________
                              SS.:
COUNTY OF _______________


     On this ______ day of _____________, 19__, before me, the undersigned, personally appeared ________________________, who, I am satisfied, is the person who signed the foregoinq Conversion Notice, and he or she did acknowledge under oath that he or she signed and delivered the same as his or her voluntary act and deed, for the uses and purposes expressed in the instrument.


                                               ------------------------------
                                                       Notary Public


                                                       [Entity Acknowledgement]

STATE OF ________________
                              SS.:
COUNTY OF _______________


     On this ________ day of _____________ 19__, before me, the undersigned, personally appeared _____________________________, the
______________________________ of ____________________________, who, I am
satisfied, is the person who signed the foregoing Conversion Notice, and he or she did acknowledge under oath that he or she signed and delivered the same in his or her capacity as such officer of such entity, that he or she was authorized to execute the same on behalf of such entity, and that the foregoing instrument is the voluntary act and deed of such entity, made by virtue of proper authority.


                                               ------------------------------
                                                       Notary Public

        Form of Acknowledgement and Acceptance of Voting Trust Agreement
                          and Shareholders' Agreement.

                        [To Be Executed if the Holder is
                           an Employee of the Company]

     In connection with the issuance to the undersigned of Class A Common Stock of KIWI International Air Lines, Inc. (the "Company"), I hereby acknowledge the applicability of and expressly agree to be bound by the terms of (a) that certain Voting Trust Agreement dated October 1, 1992 among the Voting Trustees and all shareholders of Class A and Class B Common Stock of the Company (the "Voting Trust Agreement"), and (b) that certain Shareholders' Agreement dated October 1, 1992 among the Company and shareholders of Class A and Class B Common Stock of the Company (the "Shareholders' Agreement").

     The terms of the Voting Trust Agreement expressly require that as a holder of Class A Common Stock of the Company, I assign and deliver all certificates evidencing such shares to the Trustees of the Voting Trust. I do hereby assign the same to such Trustees, and I authorize and direct the Company to instruct the Company's stock registrar and transfer agent to deliver stock certificates evidencing such shares to the Voting Trustees.

     I further acknowledge that I have received a copy of the Voting Trust Agreement and of the Shareholders' Agreement and have read and understand the terms thereof.



                                            ----------------------------------
Dated:____________________                  Signature

                                                         HOLDER

                                            Please print name and address of
                                            Holder:

                                            ----------------------------------
                                                            Name

                                            ----------------------------------
                                                           Address

                                            ----------------------------------


                                            ----------------------------------

                                            Social Security or other Taxpayer
                                            Identification Number, if any